                           ING VARIABLE PRODUCTS TRUST
                      ING VP DISCIPLINED LARGECAP PORTFOLIO
               (FORMERLY ING VP RESEARCH ENHANCED INDEX PORTFOLIO)
                      ING VP GROWTH OPPORTUNITIES PORTFOLIO
                         ING VP GROWTH + VALUE PORTFOLIO
                        ING VP HIGH YIELD BOND PORTFOLIO
                      ING VP INTERNATIONAL VALUE PORTFOLIO
                            ING VP MAGNACAP PORTFOLIO
                      ING VP MIDCAP OPPORTUNITIES PORTFOLIO
                     ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

                         Supplement Dated August 6, 2003
                         To ING Variable Products Trust
                               Class R Prospectus
                                Dated May 1, 2003

Effective August 1, 2003, the above referenced Portfolios except ING VP Growth + Value Portfolio and ING VP Disciplined LargeCap Portfolio (the "Portfolios") are sub-advised by Aeltus Investment Management, Inc. ("ING Aeltus"). ING Aeltus has sub-advised the ING VP Disciplined LargeCap Fund since August 1, 2001. Both ING Aeltus, and the Portfolios' adviser, ING Investments, LLC ("ING Investments"), are indirect, wholly owned subsidiaries of ING Groep N.V. ("ING") and affiliates of each other. ING has undertaken an internal reorganization plan that will, among other things, integrate certain of its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to promote consistently high levels of performance in terms of investment standards, research, policies and procedures in the portfolio management functions related to the Portfolios. As a result of this integration plan, the operational and supervisory functions of the Portfolios Investment Management Agreements will be separated from the portfolio management functions of the Portfolios, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel overseeing the Portfolios have become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. The portfolio management team for each Portfolio did not change as a result of the internal reorganization described above.

The Prospectus is updated to reflect this new sub-advisory arrangement as described below:

a) The section entitled "Portfolios at a Glance" on page 2 of the Prospectus is revised to reflect that Aeltus Investment Management, Inc. is the sub-adviser for the Portfolios.
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b)    The section entitled "ING Directly Manages the Portfolios of the Following
      Portfolios:" on page 21 of the Prospectus is replaced in its entirety with the following:

            ING DIRECTLY MANAGES THE ING VP GROWTH + VALUE PORTFOLIO

            The Portfolio has been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell since June 16, 2003. Matthew Price, portfolio manager, joined ING as a managing director and portfolio manager in 1992. David C. Campbell, portfolio manager, joined ING as a managing director and portfolio manager in 1990.

c) The following is added following the second paragraph of the section entitled "Sub-Advisers" on page 22 of the Prospectus:

ING VP DISCIPLINED LARGECAP PORTFOLIO, ING VP GROWTH OPPORTUNITIES PORTFOLIO, ING VP HIGH YIELD BOND PORTFOLIO, ING VP INTERNATIONAL VALUE PORTFOLIO, ING VP MAGNACAP PORTFOLIO, ING VP MIDCAP OPPORTUNITIES PORTFOLIO AND ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

AELTUS INVESTMENT MANAGEMENT, INC.

Aeltus Investment Management, Inc. (ING Aeltus), a Connecticut corporation, serves as the Sub-Adviser to ING VP Disciplined LargeCap Portfolio, ING VP Growth Opportunities Portfolio, ING VP High Yield Bond Portfolio, ING VP International Value Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio and ING VP SmallCap Opportunities Portfolio

Founded in 1972, ING Aeltus is registered as an investment adviser with the SEC. ING Aeltus has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2003, Aeltus managed over $41.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602.

ING VP GROWTH OPPORTUNITIES PORTFOLIO, ING VP MIDCAP OPPORTUNITIES PORTFOLIO AND ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

The Portfolios have been managed by a team of investment professionals led by Matthew S. Price and David C. Campbell since April 2003. Matthew S. Price, Portfolio Manager, joined ING as a managing director and portfolio manager in 1992. David C. Campbell, Portfolio Manager, joined ING as a managing director and portfolio manager in 1990.

ING VP HIGH YIELD BOND PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by Greg Jacobs, Portfolio Manager, and Kurt Kringelis, Portfolio Manager, since April 2003. Both Mr. Jacobs and Mr. Kringelis joined ING in January 1998. They have more than 7 years investment experience managing high yield investments.

ING VP MAGNACAP PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by William F. Coughlin since April 2003. William F. Coughlin, Portfolio Manager, joined ING in April 2003. Prior to joining ING, Mr. Coughlin was Chief Investment Officer and a principal of Delta Capital Management LLC since 1998. Before joining Delta he was a Managing Director at Scudder
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Kemper Investments, and its predecessor firm, Dreman Value Advisors.

ING VP INTERNATIONAL VALUE PORTFOLIO

The Portfolio has been managed by a team of investment professionals led by Richard T. Saler, Portfolio Manager, and Philip A. Schwartz, Portfolio Manager, since April 2001 and July 2002, respectively. Messrs. Saler and Schwartz are each a Senior Vice President and Director of International Investment Strategy at ING. Prior to joining ING in July 2000, Messrs. Saler and Schwartz were each a Senior Vice President and Director of International Equity Investment Strategy at Lexington Management Corporation.

ING VP DISCIPLINED LARGECAP PORTFOLIO

The Portfolio (formerly the ING VP Research Enhanced Index Portfolio) has been managed by a team of investment professionals led by Hugh T.M. Whelan since August 2001. Mr. Whelan has served as a quantitative equity analyst at ING since 1999. Previously, Mr. Whelan was a quantitative portfolio manager within the fixed income group, specializing in corporate securities, since 1994.


d) The section entitled "Management of the Portfolios- Research Enhanced Index Portfolio" on page 22 of the Prospectus (as supplemented June 3,
      2003) is deleted.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE